UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 23, 2003, Stratex Networks, Inc. announced its first quarter fiscal year 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

     (c)  Exhibits

Exhibit No.	Document

99.1	Press Release announcing first quarter fiscal year 2004 financial results.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: July 23, 2003	By:	/s/ Carl Thomsen

Carl Thomsen Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release announcing first quarter fiscal year 2004 financial results.

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